UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09703

Name of Fund: BCT Subsidiary, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BCT Subsidiary, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2008

Date of reporting period: 11/01/2007 – 10/31/2008

Item 1 – Report to Stockholders

BCT Subsidiary, Inc.

Annual Report
October 31, 2008

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents

Annual Report:
Fund Information	2
Financial Statements:
Schedule of Investments	3
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	15
Disclosure of Investment Advisory Agreement	16
Officers and Directors	22
Additional Information	29

BCT Subsidiary, Inc.	BCT Subsidiary, Inc.
The following unaudited chart shows the portfolio composition of the Fund’s long-term investments:
	10/31/08	10/31/07
U.S. Government Agency Obligations	76%	-
Non-U.S. Government Agency
Mortgage-Backed Securities	12	32%
Corporate Bonds	6	12
Taxable Municipal Bonds	3	25
U.S. Government Agency Mortgage-
Backed Securities – Collateralized
Mortgage Obligations	2	27
U.S. Government Agency
Mortgage-Backed Securities	1	4

BCT Subsidiary, Inc.
Schedule of Investments October 31,	(Percentages shown are based on Net Assets)
		Par
	Asset-Backed Securities	(000)		Value
	Global Rated Eligible Asset Trust Series 1998-A Class 1,
	7.45%, 9/15/07 (a)(b)(c)(l)	$234		$23
	Structured Mortgage Asset Residential Trust Series 2,
	8.24%, 11/07/07 (a)(b)(l)	568		57
	Total Asset-Backed Securities - 0.0%			80
	Corporate Bonds
Media - 5.5%	Comcast Corp., 5.119%, 7/14/09 (d)	2,000		1,916,132
	Total Corporate Bonds - 5.5%			1,916,132
	U.S. Government Agency Mortgage-Backed Securities
	Fannie Mae Guaranteed Pass Through Certificates:
	5.50%, 1/01/17 - 2/01/17	250		251,460
	6.50%, 7/01/29	14		14,259
	Total U.S. Government Agency Mortgage-Backed Securities - 0.8%			265,719
	U.S. Government Agency Mortgage-Backed Securities -
	Collateralized Mortgage Obligations
	Fannie Mae Trust:
	Series G-21 Class L, 949.50%, 7/25/21 (e)	-	(m)	4,452
	Series 1992-174 Class S, 129.33%, 9/25/22 (d)(e)	2		8,656
	Series 1993-49 Class L, 444.9167%, 4/25/13 (e)	2		11,157
	Series 1993-214 Class SH, 9.868%, 12/25/08 (d)	3		2,548
	Series 2004-13 Class IG, 5%, 10/25/22 (e)	373		4,916
	Freddie Mac Multiclass Certificates:
	Series 1618 Class SA, 8.25%, 11/15/08 (d)	2		1,907
	Series 1661 Class SB, 14.076%, 1/15/09 (d)	2		1,985
	Series 2523 Class EH, 5.50%, 4/15/20 (e)	748		21,598
	Series 2564 Class NC, 5%, 2/15/33	81		74,011
	Series 2739 Class PI, 5%, 3/15/22 (e)	1,195		11,886
	Series 2976 Class KI, 5.50%, 11/15/34 (e)	1,019		189,481
	Series 3189 Class KI, 6%, 1/15/35 (e)	1,361		197,646
	Series 3207 Class QI, 6%, 2/15/35 (e)	2,154		174,711
	Total U.S. Government Agency Mortgage-Backed Securities -
	Collateralized Mortgage Obligations - 2.0%			704,954
	Taxable Municipal Bonds
	Fresno, California, Taxable Pension Obligation Revenue Bonds,
	7.80%, 6/01/14 (f)(g)	440		489,443
	Kern County, California, Taxable Pension Obligation Revenue Bonds,
	6.98%, 8/15/09 (g)(h)	500		507,160
	Total Taxable Municipal Bonds - 2.9%			996,603
	Non-U.S. Government Agency Mortgage-Backed Securities
	Citicorp Mortgage Securities, Inc. Series 1993-14 Class A-4,
	14.147%, 11/25/23 (d)	107		125,040
	JPMorgan Mortgage Trust Series 2006-A7 Class 2A2,
	5.802%, 1/25/37 (d)	1,362		1,213,452

See Notes to Financial Statements.	3

BCT Subsidiary, Inc.
Schedule of Investments October 31, 2008 (continued)	(Percentages shown are based on Net Assets)

		Par
	Non-U.S. Government Agency Mortgage-Backed Securities	(000)	Value
	Nomura Asset Acceptance Corp. Series 2004-AR4 Class 2A3,
	3.594%, 12/25/34 (d)	$77	$48,570
	Residential Accredit Loans, Inc. Series 2002-QS16 Class A3,
	9.809%, 10/25/17 (d)	495	516,312
	Salomon Brothers Mortgage Securities VI, Inc. Series 1987-3 Class A,
	12.50%, 10/23/17 (i)	8	7,532
	Structured Adjustable Rate Mortgage Loan Trust Series 2004-11
	Class A, 5.419%, 8/25/34 (d)	390	382,583
	Vendee Mortgage Trust Series 2002-1 Class 1IO,
	0.043%, 10/15/31 (d)(e)	10,306	22,484
	WaMu Mortgage Pass-Through Certificates Series 2005-AR4
	Class A3, 4.585%, 4/25/35 (d)	1,000	960,365
	Wells Fargo Mortgage Backed Securities Trust Series 2004-N
	Class A6, 4%, 8/25/34 (d)	500	482,583
	Total Non-U.S. Government Agency Mortgage-Backed Securities - 10.8%		3,758,921
	U.S. Government Agency Obligations
	Fannie Mae Discount Note, 5.967%, 10/09/19 (j)	50,000	23,818,000
	Total U.S. Government Agency Obligations - 68.6%		23,818,000
	Total Long-Term Investments (Cost - $33,851,173) -90.6%		31,460,409
	Short-Term Securities
U.S. Government	Fannie Mae Discount Note, 2.11%, 11/04/08 (g)(k)	1,900	1,899,891
Agency Obligations -
5.5%
	Total Short-Term Securities
	(Cost - $1,899,891) - 5.5%		1,899,891
	Total Investments
	(Cost - $35,751,064*) - 96.1%		33,360,300
	Other Assets Less Liabilities - 3.9%		1,338,387
	Net Assets - 100.0%		$34,698,687

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$35,751,064
Gross unrealized appreciation	$502,734
Gross unrealized depreciation	(2,893,498)
Net unrealized depreciation	$(2,390,764)

(a)	Issuer filed for bankruptcy and/or is in default of interest payments.

(b)	Non-income producing security.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.

(f)	Security is collateralized by Municipal or U.S. Treasury Obligations.

See Notes to Financial Statements.	4

BCT Subsidiary, Inc.
Schedule of Investments October 31, 2008 (concluded)

(g)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(h)	MBIA Insured.

(i)	Represents the principal only portion of a mortgage-backed security.

(j)	Represents a zero-coupon bond. Rate shown reflects the yield at time of purchase.

(k)	Rate shown is the yield to maturity as of the date of purchase.

(l)	Security is fair valued.

(m)	Amount is less than $1,000.

•	Financial futures contracts sold as of October 31, 2008 were as follows:

				Unrealized
		Expiration	Face	Appreciation
Contracts	Issue	Date	Value	(Depreciation)
82 2-Year U.S. Treasury Bond		December 2008	$17,446,677	$(169,229)
380 10-Year U.S. Treasury Bond		December 2008	$44,286,977	1,317,289
Total				$1,148,060

•      Swaps outstanding as of October 31, 2008 were as follows:

	Notional
	Amount	Unrealized
	(000)	Depreciation
Receive a fixed rate of 2.7425% and pay a floating rate based on 3-month LIBOR
Broker, Deustche Bank AG
Expires October 2010	$2,100	$(1,525)
Receive a fixed rate of 2.745% and pay a floating rate based on 3-month LIBOR
Broker, Credit Suisse International
Expires October 2010	$2,100	(1,424)
Total		$(2,949)

See Notes to Financial Statements.	5

BCT Subsidiary, Inc.

Statement of Assets and Liabilities
October 31, 2008
Assets:	Investments at value - unaffiliated (cost - $35,751,064)	$33,360,300
	Cash	1,059,669
	Margin variation receivable	210,500
	Interest receivable	72,989
	Swaps receivable	1,601
	Dividends receivable - affiliated	109
	Other assets	3,117
	Total assets	34,708,285

Liabilities:	Unrealized depreciation on swaps	2,949
	Swaps payable	2,461
	Other accrued expenses payable	4,188
	Total liabilities	9,598
	Net Assets	$34,698,687

Net Assets Consist of:	Par value $0.01 per share (2,957,093 shares issued and outstanding)	$29,571
	Paid-in capital in excess of par	36,352,153
	Undistributed net investment income	2,978,702
	Accumulated net realized loss	(3,416,086)
	Net unrealized appreciation/depreciation	(1,245,653)

	Net Assets	$34,698,687
	Net Asset Value per share	$11.73

	See Notes to Financial Statements.

BCT Subsidiary, Inc.

Statement of Operations
Year Ended October 31, 2008
Investment	Interest	$1,407,801
Income:	Dividends from affiliates	299
	Total investment income	1,408,100

Expenses:	Excise tax	52,509
	Net investment income	1,355,591

Realized and	Net realized loss from:
Unrealized	Investments	(185,993)
Gain (Loss):	Futures and swaps	(99,739)
		(285,732)

	Net change in unrealized appreciation/depreciation on:
	Investments	(2,138,990)
	Futures and swaps	1,145,111
		(993,879)
	Total realized and unrealized loss	(1,279,611)

	Net Increase in Net Assets Resulting from Operations	$75,980

	See Notes to Financial Statements.

BCT Subsidiary, Inc.

Statements of Changes in Net Assets

		Year Ended
		October 31,
Increase (Decrease) in Net Assets:		2008	2007
Operations:	Net investment income	$1,355,591	$1,704,770
	Net realized gain (loss)	(285,732)	3,009
	Net change in unrealized appreciation/depreciation	(993,879)	77,304
	Net increase in net assets resulting from operations	75,980	1,785,083

Dividends to	Net investment income	(1,609,057)	(1,828,651)
Shareholders from:
Net Assets:	Total decrease in net assets	(1,533,077)	(43,568)
	Beginning of year	36,231,764	36,275,332
	End of year	$34,698,687	$36,231,764
	End of year undistributed net investment income	$2,978,702	$3,255,223

	See Notes to Financial Statements.

BCT Subsidiary, Inc.
Financial Highlights

		Year Ended October 31,
		2008		2007	2006	2005	2004
Per Share	Net asset value, beginning of year	$12.25		$12.27	$12.51	$12.74	$14.09
Operating	Net investment income	0.46	[1]	0.58	0.55	0.54	0.69
Performance:	Net realized and unrealized gain (loss)	(0.44)		0.02	(0.02)	(0.77)	0.11
	Net increase (decrease) from investment operations	0.02		0.60	0.53	(0.23)	0.80
	Dividends and distributions from:
	Net investment income	(0.54)		(0.62)	(0.77)	-	(1.62)
	Net realized gain	-		-	-	-	(0.53)
	Total dividends and distributions	(0.54)		(0.62)	(0.77)	-	(2.15)
	Net asset value, end of year	$11.73		$12.25	$12.27	$12.51	$12.74

Total	Based on net asset value	0.20%		5.10%	5.18%	(1.81)%	6.64%
Investment
Return:[2]
Ratios to	Total expenses excluding interest expense and excise tax	0.00%		0.13%	1.01%	1.04%	1.03%
Average Net	Total expenses	0.15%		1.32%	1.01%	2.30%	2.50%
Assets:	Net expenses	0.15%		1.32%	1.01%	2.30%	2.50%
	Net investment income	3.80%		4.82%	4.68%	4.70%	5.57%

Supplemental	Net assets, end of year (000)	$34,699		$36,232	$36,275	$36,980	$37,672
Data:	Reverse repurchase agreements average daily balance (000)	-		-	-	$7,865	$21,883
	Portfolio turnover	321%		28%	3%	101%	14%
	Asset coverage, end of year per $1,000[3]	-		-	-	-	$2,956

1	Based on average shares outstanding.

2

This entity is not publicly traded. The total investment return is calculated assuming a purchase of a share at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported, with dividends reinvested at net asset value on ex-date. Past performance is not a guarantee of future results.

3	Per $1,000 of reverse repurchase agreements outstanding.

See Notes to Financial Statements.

BCT Subsidiary, Inc.
Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies
BCT Subsidiary, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund is organized as a Maryland corporation and was incorporated solely for the purpose of receiving all or a substantial portion of the assets of the BlackRock Broad Investment Grade 2009 Term Fund Inc. (“BCT”), incorporated under the laws of the State of Maryland, and as such, is a wholly owned subsidiary of BCT. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

On November 29, 2007, the Fund's Board of Directors (the “Board”) approved a Plan of Liquidation and Dissolution. Accordingly, the Fund will liquidate substantially all of its assets on or about December 31, 2009. As a part of the Plan of Liquidation and Dissolution, BCT is no longer allocating expenses to the Fund.

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of the Board. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers. Short-term securities are valued at amortized cost.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

  Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on financial futures contracts for investment purposes or to manage its interest rate risk. Futures contracts are contracts for delayed delivery of securities at

Notes to Financial Statements (continued)

a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counterparties to meet the terms of their contracts.

  Swaps — The Fund may enter into swaps for investment purposes or to manage its interest rate risk. The Fund may enter into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Interest rate swaps — Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Total return swaps — Total return swaps are agreements in which one party commits to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets

Notes to Financial Statements (continued)

(i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal prepayments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund segregate assets in connection with certain investments (e.g., swaps or financial futures contracts) the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts and swaps).

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends and distributions are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As part of a tax planning strategy, BCT has retained a portion of its taxable income and will pay excise tax on the undistributed amounts.

Effective April 30, 2008 the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the years ended October 31, 2005 through October 31, 2007. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund’s financial statement disclosures is currently being assessed.

2. Investment Advisory Agreement and Other Transactions with Affiliates:
The Fund has entered into an Investment Management Agreement with the BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc. to provide investment advisory and administration services. Merrill Lynch & Co. Inc. and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc. The Advisor does not collect a fee.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended October 31, 2008 were $33,646,871 and $7,964,612, respectively. Purchases and sales of U.S. government securities for the year ended October 31, 2008 were $34,468,359 and $34,505,000, respectively.

Notes to Financial Statements (concluded)

4. Capital:
There are 200 million common shares authorized. BCT owned all of the 2,957,093 shares outstanding at October 31, 2008.

5. Income Tax Information:
Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of October 31, 2008 attributable to excise tax paid and accounting for swap agreements were reclassified to the following accounts:

Decrease paid-in capital	$(52,509)
Decrease undistributed net investment income	$(23,055)
Increase accumulated net realized loss	$75,564

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 were as follows:

	10/31/2008	10/31/2007
Ordinary income	$ 1,609,057	$ 1,828,651
	===========	===========

As of October 31, 2008 the components of accumulated net losses were as follows:

Undistributed ordinary income	$ 2,978,701
Capital loss carryforwards	(3,205,918)
Net unrealized losses	(1,455,820	) *
	-----------------
Total accumulated net losses	$(1,683,037)
	=========

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the realization for tax purposes of unrealized gains/(losses) on certain futures contracts.

As of October 31, 2008, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates:

Expires November 30,
2011	$ 2,058,299
2012	684,360
2014	463,259
-----------------
Total	$ 3,205,918
=========

6. Subsequent Event:
On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the shareholders and directors of both companies and certain regulators. Subject to other regulatory approval, the transaction is expected to close on or about December 31, 2008.

To the Shareholders and Board of
Directors of BCT Subsidiary, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BCT Subsidiary, Inc. (the “Fund”) as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BCT Subsidiary, Inc. as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 30, 2008

Disclosure of Investment Advisory Agreement

               The Board of Directors (the “Board,” the members of which are referred to as “Directors”) of BCT Subsidiary, Inc. (the “Fund”) met in April and May 2008 to consider approving the continuation of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Advisor”), the Fund’s investment advisor. The Advisor and BlackRock, Inc. are collectively referred to herein as “BlackRock.”

Activities and Composition of the Board

               The Board of the Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Directors”). The Directors are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The Board has established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

Advisory Agreement

               Upon the consummation of the combination of BlackRock, Inc.’s investment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates, the Fund entered into the Advisory Agreement with an initial two-year term. Consistent with the 1940 Act, after the Advisory Agreement’s initial two-year term, the Board is required to consider the continuation of the Fund’s Advisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment advisory services, administrative services, secondary market support services, oversight of fund accounting and custody, and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

               Throughout the year, the Board also considered a range of information in connection with its oversight of the services provided by BlackRock and its affiliates. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, as well as senior management and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration and other fees paid to BlackRock and its affiliates by the Fund, as applicable; (c) Fund operating expenses paid to third parties; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code

Disclosure of Investment Advisory Agreement (continued)

of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) execution quality; (j) valuation and liquidity procedures; and (k) reviews of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Advisory Agreement

               To assist the Board in its evaluation of the Advisory Agreement, the Directors received information from BlackRock in advance of the April 22, 2008 meeting which detailed, among other things, the organization, business lines and capabilities of the Advisor, including: (a) the responsibilities of various departments and key personnel and biographical information relating to key personnel; (b) financial statements for BlackRock; (c) the advisory and/or administrative fees paid by the Fund to the Advisor, including comparisons, compiled by Lipper Inc. (“Lipper”), an independent third party, with the management fees, which include advisory and administration fees, of funds with similar investment objectives (“Peers”); (d) the profitability of BlackRock and certain industry profitability analyses for advisors to registered investment companies; (e) the expenses of BlackRock in providing various services; (f) non-investment advisory reimbursements, if applicable, and “fallout” benefits to BlackRock; (g) economies of scale, if any, generated through the Advisor’s management of all of the BlackRock closed-end funds (the “Fund Complex”); (h) the expenses of the Fund, including comparisons of the Fund’s expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; (i) an internal comparison of management fees classified by Lipper, if applicable; and (j) the Fund’s performance for the past one-, three- and five-year periods, as applicable, as well as the Fund’s performance compared to its Peers.

               The Board also considered other matters it deemed important to the approval process, where applicable, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund.

               In addition to the foregoing materials, independent legal counsel to the Independent Directors provided a legal memorandum outlining, among other things, the duties of the Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an advisor’s fiduciary duty with respect to advisory agreements and compensation, and the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and the factors to be considered by boards in voting on advisory agreements.The Independent Directors reviewed this information and discussed it with independent legal counsel prior to the meeting on April 22, 2008. At the Board meeting on April 22, 2008, BlackRock made a presentation

Disclosure of Investment Advisory Agreement (continued)

to and responded to questions from the Board. Following the meeting on April 22, 2008, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written materials provided to the Directors prior to the meetings on May 29 and 30, 2008. At the Board meetings on May 29 and 30, 2008, BlackRock responded to further questions from the Board. In connection with BlackRock’s presentations, the Board considered the Advisory Agreement and, in consultation with independent legal counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) statements relating to the renewal of the Advisory Agreement.

Matters Considered by the Board

               In connection with its deliberations with respect to the Advisory Agreement, the Board considered all factors it believed relevant with respect to the Fund, including the following: the nature, extent and quality of the services provided by the Advisor; the investment performance of the Fund; the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from their relationship with the Fund; the extent to which economies of scale would be realized as the Fund Complex grows; and whether BlackRock realizes other benefits from its relationship with the Fund.

      A.      Nature, Extent and Quality of the Services

               In evaluating the nature, extent and quality of the Advisor’s services, the Board reviewed information concerning the types of services that the Advisor provides and is expected to provide to the Fund, narrative and statistical information concerning the Fund’s performance record and how such performance compares to the Fund’s Peers, information describing BlackRock’s organization and its various departments, the experience and responsibilities of key personnel and available resources. The Board noted the willingness of the personnel of BlackRock to engage in open, candid discussions with the Board. The Board further considered the quality of the Advisor’s investment process in making portfolio management decisions.

               In addition to advisory services, the Directors considered the quality of the administrative and non-investment advisory services provided to the Fund. The Advisor and its affiliates provided the Fund with such administrative and other services, as applicable (in addition to any such services provided by others for the Fund), and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Advisor and its affiliates provided the Fund with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and the Fund’s website; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal

Disclosure of Investment Advisory Agreement (continued)

and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). The Board considered the Advisor’s policies and procedures for assuring compliance with applicable laws and regulations.

      B.      The Investment Performance of the Fund and BlackRock

               As previously noted, the Board received performance information regarding the Fund and its Peers. Among other things, the Board received materials reflecting the Fund’s historic performance and the Fund’s one-, three- and five-year total returns (as applicable) relative to its Peers (including the Peers’ median performance). The Board was provided with a description of the methodology used by Lipper to select the Fund’s Peers. The Board noted that it regularly reviews the performance of the Fund throughout the year. The Board reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper rankings.

               The Board noted that although the Fund underperformed its Peers, the Fund has a limited life and will seek to return to investors their initial investment on a fixed termination date, whereas the Fund’s Peers are perpetual funds. Since the Fund is approaching its termination date, it maintains a shorter duration and, all other things being equal, generally will have a lower return than its Peers.

C.	Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund

               In evaluating the management fees and expenses that a Fund is expected to bear, the Board considered the Fund’s current management fee structure and the Fund’s expense ratios in absolute terms as well as relative to the fees and expense ratios of its applicable Peers. The Board, among other things, reviewed comparisons of the Fund’s gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of applicable Peers. The Board also reviewed a narrative analysis of the Peer rankings prepared by Lipper and summarized by BlackRock at the request of the Board. This summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.

               The Board noted that the Fund paid contractual management fees lower than or equal to the median contractual fees paid by its Peers. This comparison was made without giving effect to any expense reimbursements or fee waivers.

               The Board also compared the management fees charged and services provided by the Advisor to closed-end funds in general versus other types of clients

Disclosure of Investment Advisory Agreement (continued)

(such as open-end investment companies and separately managed institutional accounts) in similar investment categories. The Board noted certain differences in services provided and costs incurred by the Advisor with respect to closed-end funds compared to these other types of clients and the reasons for such differences.

               In connection with the Board’s consideration of the fees and expense information, the Board reviewed the considerable investment management experience of the Advisor and considered the high level of investment management, administrative and other services provided by the Advisor.

      D.     Profitability of BlackRock

               The Board also considered BlackRock’s profitability in conjunction with its review of fees. The Board reviewed BlackRock’s profitability with respect to the Fund Complex and other fund complexes managed by the Advisor. In reviewing profitability, the Board recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Board also reviewed BlackRock’s assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Board also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

               The Board recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board considered BlackRock’s operating margin compared to the operating margin estimated by BlackRock for a leading investment management firm whose operations consist primarily of advising closed-end funds. The comparison indicated that BlackRock’s operating margin was approximately the same as the operating margin of such firm.

               In evaluating the reasonableness of the Advisor’s compensation, the Board also considered any other revenues paid to the Advisor, including partial reimbursements paid to the Advisor for certain non-investment advisory services, if applicable. The Board noted that these payments were less than the Advisor’s costs for providing these services. The Board also considered indirect benefits (such as soft dollar arrangements) that the Advisor and its affiliates are expected to receive which are attributable to their management of the Fund.

      E.      Economies of Scale

               In reviewing the Fund’s fees and expenses, the Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Fund’s fee structure, for example through the use of breakpoints for the Fund or the Fund Complex. In this regard, the Board reviewed information provided by

Disclosure of Investment Advisory Agreement (concluded)

BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints because closed-end funds generally do not experience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives. The Board noted that only three closed-end funds in the Fund Complex have breakpoints in their fee structures. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure. The Board found, based on its review of comparable funds, that the Fund’s management fee is appropriate in light of the scale of the Fund.

      F.      Other Factors

               In evaluating fees, the Board also considered indirect benefits or profits the Advisor or its affiliates may receive as a result of their relationships with the Fund (“fall-out benefits”). The Directors, including the Independent Directors, considered the intangible benefits that accrue to the Advisor and its affiliates by virtue of their relationships with the Fund, including potential benefits accruing to the Advisor and its affiliates as a result of participating in offerings of the Fund’s shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisor and its affiliates, enhanced sales of other investment funds and products sponsored by the Advisor and its affiliates and increased assets under management which may increase the benefits realized by the Advisor from soft dollar arrangements with broker-dealers. The Board also considered the unquantifiable nature of these potential benefits.

Conclusion with Respect to the Advisory Agreement

               In reviewing and approving the continuation of the Advisory Agreement, the Directors did not identify any single factor discussed above as all-important or controlling, but considered all factors together, and different Directors may have attributed different weights to the various factors considered. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination. The Directors, including the Independent Directors, unanimously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to the Fund, was acceptable for the Fund and supported the Directors’ conclusion that the terms of the Advisory Agreement was fair and reasonable, that the Fund’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreement should be approved.

Officers and Directors

Number of
BlackRock-
		Length of		Advised
	Position(s)	Time		Funds and
Name, Address and Year of	Held with	Served as	Principal Occupation(s)	Portfolios	Public
Birth	Fund	a Director[2]	During Past Five Years	Overseen	Directorships
Non-Interested Directors [1]
Richard E. Cavanagh	Chairman	Since 1999	Trustee, Aircraft Finance	113 Funds	Arch Chemical
	of the		Trust since 1999; Director,	110 Portfolios	(chemical and allied
40 East 52nd Street	Board and		The Guardian Life Insurance		products)
New York, NY 10022	Director		Company of America since
1998; Trustee, Educational
1946			Testing Service since 1997;
Director, The Fremont Group
since 1996; Formerly
President and Chief Executive
Officer of The Conference
Board, Inc. (global business
research organization) from
1995 to 2007.

Karen P. Robards	Vice Chair	Since 2007	Partner of Robards &	113 Funds	AtriCure, Inc.
	of the		Company, LLC, (financial	110 Portfolios	(medical devices);
40 East 52nd Street	Board,		advisory firm) since 1987;		Care Investment
New York, NY 10022	Chair of		Co-founder and Director of		Trust, Inc. (health
	the Audit		the Cooke Center for Learning		care REIT)
1950	Committee		and Development, (a not-for-
	and		profit organization) since
	Director		1987; Formerly Director of
Enable Medical Corp. from
1996 to 2005; Formerly an
investment banker at Morgan
Stanley from 1976 to 1987.

G. Nicholas Beckwith, III	Director	Since 2007	Chairman and Chief	113 Funds	None
			Executive Officer, Arch Street	110 Portfolios
40 East 52nd Street			Management, LLC (Beckwith
New York, NY 10022			Family Foundation) and
various Beckwith property
1945			companies since 2005;
Chairman of the Board of
Directors, University of
Pittsburgh Medical Center
since 2002; Board of
Directors, Shady Side
Hospital Foundation since
1977; Board of Directors,
Beckwith Institute for
Innovation In Patient Care
since 1991; Member,
Advisory Council on Biology
and Medicine, Brown
University since 2002;
Trustee, Claude Worthington
Benedum Foundation
(charitable foundation) since
1989; Board of Trustees,
Chatham University since
1981; Board of Trustees,

Officers and Directors (continued)

University of Pittsburgh since
2002; Emeritus Trustee,
Shady Side Academy since
1977; Formerly Chairman and
Manager, Penn West
Industrial Trucks LLC (sales,
rental and servicing of
material handling equipment)
from 2005 to 2007; Formerly
Chairman, President and
Chief Executive Officer,
Beckwith Machinery
Company (sales, rental and
servicing of construction and
equipment) from 1985 to
2005; Formerly Board of
Directors, National Retail
Properties (REIT) from 2006
to 2007.

Kent Dixon	Director	Since 1999	Consultant/Investor since	113 Funds	None
	And		1988.	110 Portfolios
40 East 52nd Street	Member of
New York, NY 10022	the Audit
Committee
1937
Frank J. Fabozzi	Director	Since 1999	Consultant/Editor of The	113 Funds	None
	and		Journal of Portfolio	110 Portfolios
40 East 52nd Street	Member of		Management since 2006;
New York, NY 10022	the Audit		Professor in the Practice of
	Committee		Finance and Becton Fellow,
1948			Yale University, School of
Management, since 2006;
Formerly Adjunct Professor
of Finance and Becton
Fellow, Yale University from
1994 to 2006.

Kathleen F. Feldstein	Director	Since 2005	President of Economics	113 Funds	The McClatchy
			Studies, Inc. (private	110 Portfolios	Company (newspaper
40 East 52nd Street			economic consulting firm)		publishing)
New York, NY 10022			since 1987; Chair, Board of
Trustees, McLean Hospital
1941			from 2000 to 2008 and
Trustee Emeritus thereof since
2008; Member of the
Corporation of Partners
Community Healthcare, Inc.
since 2005; Member of the
Corporation of Partners
HealthCare since 1995;
Member of the Corporation of
Sherrill House (healthcare)
since 1990; Trustee, Museum
of Fine Arts, Boston since
1992; Member of the Visiting
Committee to the Harvard
University Art Museum since
2003; Trustee, The Committee

Officers and Directors (continued)

for Economic Development
(research organization) since
1990; Member of the
Advisory Board to the
International School of
Business, Brandeis University
since 2002.

James T. Flynn	Director	Since 2007	Formerly Chief Financial	113 Funds	None
	and		Officer of JP Morgan & Co.,	110 Portfolios
40 East 52nd Street	Member of		Inc. from 1990 to 1995.
New York, NY 10022	the Audit
Committee
1939

Jerrold B. Harris	Director	Since 2007	Trustee, Ursinus College since	113 Funds	BlackRock Kelso
			2000; Director, Troemner	110 Portfolios	Capital Corp.
40 East 52nd Street			LLC (scientific equipment)
New York, NY 10022			since 2000.

1942

R. Glenn Hubbard	Director	Since 2004	Dean of Columbia Business	113 Funds	ADP (data and
			School since 2004; Columbia	110 Portfolios	information
40 East 52nd Street			faculty member since 1988;		services), KKR
New York, NY 10022			Formerly Co-Director of		Financial
			Columbia Business School's		Corporation
1958			Entrepreneurship Program		(finance), Duke
			from 1997 to 2004; Visiting		Realty (real estate),
			Professor at the John F.		Metropolitan Life
			Kennedy School of		Insurance Company
			Government at Harvard		(insurance),
			University and the Harvard		Information
			Business School since 1985		Services Group
			and at the University of		(media/technology)
Chicago since 1994;
Formerly Chairman of the
U.S. Council of Economic
Advisers under the President
of the United States from
2001 to 2003.

W. Carl Kester	Director	Since 2007	Mizuho Financial Group	113 Funds	None
	and		Professor of Finance, Harvard	110 Portfolios
40 East 52nd Street	Member of		Business School. Deputy
New York, NY 10022	the Audit		Dean for Academic Affairs
	Committee		since 2006; Unit Head,
Finance, Harvard Business
1951			School, from 2005 to 2006;
Senior Associate Dean and
Chairman of the MBA
Program of Harvard Business
School, from 1999 to 2005;
Member of the faculty of
Harvard Business School
since 1981; Independent
Consultant since 1978.

Officers and Directors (continued)

Robert S. Salomon, Jr.	Director	Since	Formerly Principal of STI	113 Funds	None
	and	2007	Management LLC	110 Portfolios
40 East 52nd Street	Member of		(investment adviser) from
New York, NY 10022	the Audit		1994 to 2005.
Committee
1936

1 Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2 Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III since 1999; Richard E. Cavanagh since 1994; Kent Dixon since 1988; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; Karen P. Robards since 1998 and Robert S. Salomon, Jr. since 1996.

Number of
BlackRock-
		Length of		Advised
	Position(s)	Time		Funds and
Name, Address and Year of	Held with	Served as	Principal Occupation(s)	Portfolios	Public
Birth	Fund	a Director	During Past Five Years	Overseen	Directorships
Interested Directors [1]
Richard S. Davis	Director	Since 2007	Managing Director,	184 Funds	None
			BlackRock, Inc. since 2005;	295 Portfolios
40 East 52nd Street			Formerly Chief Executive
New York, NY 10022			Officer, State Street Research
& Management Company
1945			from 2000 to 2005; Formerly
Chairman of the Board of
Trustees, State Street
Research Mutual Funds from
2000 to 2005; Formerly
Chairman, SSR Realty from
2000 to 2004.

Henry Gabbay	Director	Since 2007	Consultant, BlackRock, Inc.	184 Funds	None
			since 2007; Formerly	295 Portfolios
40 East 52nd Street			Managing Director,
New York, NY 10022			BlackRock, Inc. from 1989 to
2007; Formerly Chief
1947			Administrative Officer,
BlackRock Advisors, LLC
from 1998 to 2007; Formerly
President of BlackRock Funds
and BlackRock Bond
Allocation Target Shares from
2005 to 2007; Formerly
Treasurer of certain closed-
end funds in the BlackRock
fund complex from 1989 to
2006.

1 Mr. Davis is an "interested person," as defined in the Investment Company Act of 1940, of the Trust based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an "interested person" of the Trust due to his consulting arrangement with BlackRock, Inc. as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

Officers and Directors (continued)

	Position(s)	Length of
Name, Address and	Held with	Time	Principal Occupation(s) During
Year of Birth	the Fund	Served	Past Five Years
Fund Officers [1]
Donald C. Burke	Fund	Since 2007	Managing Director of BlackRock,
	President		Inc. since 2006; Formerly
40 East 52nd Street	and Chief		Managing Director of Merrill
New York, NY 10022	Executive		Lynch Investment Managers, L.P.
	Officer		("MLIM") and Fund Asset
1960			Management, L.P. ("FAM") in
2006; First Vice President thereof
from 1997 to 2005; Treasurer
thereof from 1999 to 2006 and
Vice President thereof from 1990
to 1997.
Anne F. Ackerley	Vice	Since 2007	Managing Director of BlackRock,
	President		Inc. since 2000; Chief Operating
40 East 52nd Street			Officer of BlackRock’s U.S.
New York, NY 10022			Retail Group since 2006; Head of
BlackRock’s Mutual Fund Group
1962			from 2000 to 2006; Merrill Lynch
& Co., Inc. from 1984 to 1986
and from 1988 to 2000, most
recently as First Vice President
and Operating Officer of the
Mergers and Acquisitions Group.

Neal J. Andrews	Chief	Since 2007	Managing Director of BlackRock,
	Financial		Inc. since 2006; Formerly Senior
40 East 52nd Street	Officer		Vice President and Line of
New York, NY 10022			Business Head of Fund
Accounting and Administration at
1966			PNC Global Investment Servicing
(U.S.) Inc. (formerly PFPC Inc.)
from 1992 to 2006.

Jay M. Fife	Treasurer	Since 2007	Managing Director of BlackRock,
Inc. since 2007 and Director in
40 East 52nd Street			2006; Formerly Assistant
New York, NY 10022			Treasurer of the MLIM/FAM
advised funds from 2005 to 2006;
1970			Director of MLIM Fund Services
Group from 2001 to 2006.

Brian P. Kindelan	Chief	Since 2007	Chief Compliance Officer of the
	Compliance		BlackRock-advised Funds since
40 East 52nd Street	Officer of		2007; Anti-Money Laundering
New York, NY 10022	the Fund		Officer of the BlackRock-advised
Funds since 2007; Managing
1959			Director and Senior Counsel of
BlackRock, Inc. since 2005;
Director and Senior Counsel of
BlackRock Advisors, Inc. from
2001 to 2004 and Vice President
and Senior Counsel thereof from
1998 to 2000; Formerly Senior
Counsel of The PNC Bank Corp.
from 1995 to 1998.

Officers and Directors (concluded)

Howard B. Surloff	Secretary	Since 2007	Managing Director of BlackRock,
Inc. and General Counsel of U.S.
40 East 52nd Street			Funds at BlackRock, Inc. since
New York, NY 10022			2006; Formerly General Counsel
(U.S.)of Goldman Sachs Asset
1965			Management, L.P. from 1993 to
2006.

1 Officers of the Fund serve at the pleasure of the Board of Directors.

BlackRock Closed-End Funds

Custodian

State Street Bank and Trust Company
Boston, MA 02101

Transfer Agent

Computershare Trust Companies, N.A.
Canton, MA 02021

Accounting Agent

State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Fund Address

BlackRock Closed-End Funds
c/o BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, DE 19809

Additional Information

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Item 2 –   Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –   Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr.

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –   Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End

BCT Subsidiary,
Inc.	$6,700	$11,525	$0	$0	$6,100	$6,100	$0	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
          The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BCT Subsidiary, Inc.	$293,600	$290,600

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5 –   Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr.

Item 6 –   Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment advisor (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –   Portfolio Managers of Closed-End Management Investment Companies – as of October 31, 2008.

(a)(1) BCT Subsidiary, Inc. is managed by a team of investment professionals comprised of Stuart Spodek, Managing Director at BlackRock and Daniel I. Chen, CFA, Director at BlackRock. Messrs. Spodek and Chen are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Spodek and Chen have been members of the Fund’s portfolio management team since 2008.

Stuart Spodek, Managing Director and portfolio manager, is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group and a member of the Leadership Committee. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock’s Portfolio Management Group and became a portfolio manager in 1995.

Daniel I. Chen is a member of BlackRock’s Fixed Income Portfolio Management Group. He is a member of the corporate bond team, with a sector focus on consumer products, utilities, capital securities and banking. He has primary responsibility for managing credit-only portfolios as well as managing total return client portfolios. Mr. Chen joined the Portfolio Management Group in 2002. He began his career at BlackRock in 1999 as an analyst in the Portfolio Analytics Group.

(a)(2) As of October 31, 2008:

	Number of Other Accounts Managed			Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
					Performance-Based
	Other	Other Pooled		Other	Other Pooled
Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies
Stuart Spodek	22	18	224	0	3	18
	$7.68 Billion	$5.79 Billion	$76.5 Billion	$0	$1.78 Billion	$5.88 Billion
Daniel I. Chen	5	1	4	0	0	1
	$1.19 Billion	$47.7 Million	$835.9 Million	$0	$0	$90.1 Million

(iv)      Potential Material Conflicts of Interest

BlackRock, Inc. and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this regard, it should be noted that Messrs. Spodek and Chen currently manage certain accounts that are subject to performance fees. In addition, Mr. Spodek assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of October 31, 2008:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include the following:

Portfolio Manager	Benchmarks Applicable to Each Manager
Stuart Spodek	A combination of market-based indices (e.g., Citigroup 1-Year
Treasury Index, Merrill Lynch 1-3 Year Treasury Index,
Barclays Capital Global Real: U.S. Tips Index), certain
customized indices and certain fund industry peer groups.
Daniel I. Chen	A combination of certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

          Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Spodek and Chen have each received awards under the LTIP.

          Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Spodek and Chen have each participated in the deferred compensation program.

          Options and Restricted Stock Awards — A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, BlackRock granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Spodek has been granted stock options and/or restricted stock in prior years.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

          Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities. As of October 31, 2008, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range of Equity
Securities Beneficially Owned
Stuart Spodek	None
Daniel I. Chen	None

Item 9 –   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) –     The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BCT Subsidiary, Inc.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BCT Subsidiary, Inc.

Date:	December 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BCT Subsidiary, Inc.

Date:	December 19, 2008

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BCT Subsidiary, Inc.

Date:	December 19, 2008